UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2017

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 536-3102

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2017, SkyPharm S.A. (“SkyPharm”), a wholly owned subsidiary of Cosmos Holdings Inc., a Nevada corporation (the “Company”) entered into a Trade Finance Facility Agreement (the “SkyPharm Facility”) with Synthesis Structured Commodity Trade Finance Limited (the “Lender”). The SkyPharm Facility provides the following material terms:

•	The Lender will provide SkyPharm a facility of up to €2,000,000 secured against SkyPharm’s receivables from the sale of branded and generic pharmaceutical sales.

•	The total facility will be calculated as 95% of the agreed upon value of SkyPharm’s receivables.

•	The term of the SkyPharm Facility will be for 12 months.

•	The obligations of SkyPharm are guaranteed by the Company pursuant to a Cross Guarantee and Indemnity Agreement.

•	The Lender has the right to make payments directly to SkyPharm’s suppliers.

•	The following fees were paid in connection with the SkyPharm Facility:

o	2% of the maximum principal amount as an origination fee.

o	A one percent (1%) monthly fee.

The initial draw of the SkyPharm Facility was €1,404,098.10.

The Company has received the required consent from Synthesis Peer-To Peer-Income Fund in connection with certain negative covenants of the Company and SkyPharm that restrict the Company and/or its subsidiaries from incurring any additional indebtedness or encumbering their assets.

The foregoing description of the SkyPharm Facility and relevant transaction agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1-10.4 and incorporated herein by reference.

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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Trade Finance Facility Offer Letter, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.2	Trade Finance Facility Agreement, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.3	Cross Guarantee and Indemnity Agreement, dated as of May 12, 2017, by and among Cosmos Holdings Inc., SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.4	Security Assignment of Receivables and other Contractual Rights, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: May 18, 2017	By:	/s/ Grigorios Siokas
Grigorios Siokas Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Trade Finance Facility Offer Letter, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.2	Trade Finance Facility Agreement, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.3	Cross Guarantee and Indemnity Agreement, dated as of May 12, 2017, by and among Cosmos Holdings Inc., SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

10.4	Security Assignment of Receivables and other Contractual Rights, dated as of May 12, 2017, by and between SkyPharm S.A. and Synthesis Structured Commodity Trade Finance Limited.

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